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                                                         SEC File Nos. 033-36962
                                                                       811-06175

                               ECLIPSE FUNDS INC.

                            Eclipse Money Market Fund
                              Service Class Shares

                       Supplement dated December 19, 2003
          to the Prospectus for No-Load Class and Service Class shares dated March 1, 2003

         The Board of Directors of Eclipse Funds Inc. (the "Company") has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the Service Class shares (the "Class") of Eclipse Money Market Fund, effective December 24, 2003.

         In connection with the proposed liquidation and dissolution of the Class, the Board has directed the Company's distributor to cease offering shares of the Class. Shareholders may continue to reinvest dividends and distributions, redeem their shares, or exchange their shares for shares of other Eclipse Funds until the liquidation.

         It is anticipated that the Class will liquidate no later than January 15, 2004. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Class.



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